UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2005
                                                -------------------------------

                          WHITNEY HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)

Louisiana                         0-1026                    72-6017893
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(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

         228 St. Charles Avenue, New Orleans, Louisiana     70130
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           (Address of principal executive offices)       (Zip Code)

                                 (504) 586-7272
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230-.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         October 18, 2005 Whitney Holding Corporation issued a news release regarding the date it expects to announce third quarter 2005 financial results (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01         Financial Statement and Exhibits.

         (c) Exhibits

                  99.1 News Release dated October 18, 2005




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WHITNEY HOLDING CORPORATION


                                                 By: /s/Thomas L. Callicutt, Jr.
                                                    ----------------------------
                                                    Thomas L. Callicutt, Jr.
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                                     Date:   October 18, 2005
                                                          ----------------------

                                 EXHIBIT INDEX

Exhibit
Number                                                  Description
----------                                  ------------------------------------
99.1                                        News Release dated October 18, 2005

Exhibit 99.1

                                 [WHITNEY LOGO]


                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                              NEW ORLEANS, LA 70130
                               www.whitneybank.com

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         713/951-7143                                     October 18, 2005

            WHITNEY TO ANNOUNCE THIRD QUARTER 2005 FINANCIAL RESULTS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) expects to announce third quarter 2005 financial results on Wednesday, November 9, 2005 concurrent with the filing of its Quarterly Report on Form 10-Q with the Securities and Exchange Commission.
         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

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